SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
__________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):                                                                                         March 14, 2003

                      WEBCO INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Oklahoma                                                                       0-23242                                                               73-1097133
(State or other jurisdiction of                               (Commission File Number)                                               (IRS Employer
        incorporation)                                                                                                                                Identification No.)

9101 West 21st Street,          Sand Springs, Oklahoma          74063
(Address of principal executive offices)                              (Zip Code)

Registrant’s telephone number, including area code:          (918) 241-1000

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

    (c)        Exhibits

    99.1     Certification of Chief Executive Officer and Chief Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350.

Item 9.  Regulation FD Disclosure

        The information in this Current Report is being furnished pursuant to Item 9 and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liability of that Section.  The information in this Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended.  The furnishing of the information in this Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Current Report contains is material investor information that is not otherwise publicly available.

        On March 14, 2003, Webco Industries, Inc. filed with the Commission its Quarterly Report on Form 10-Q for the period ended January 31, 2003 accompanied by the certification of F. William Weber, Chief Executive Officer, and Michael P. Howard, Chief Financial Officer, required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                   WEBCO INDUSTRIES, INC.

Dated: March 14, 2003                                                By: /s/ Michael P. Howard
                                                                                   Michael P. Howard
                                                                                   Vice President and
                                                                                   Chief Financial Officer